UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2005
__________________________________________________
Date of Report (Date of earliest event reported)

EYI INDUSTRIES, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-29803
(Commission File Number)

88-0407078
(IRS Employer Identification No.)

7865 Edmonds Street, Burnaby, BC Canada
(Address of principal executive offices)

V3N 1B9
(Zip Code)

604-759-5031
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 11, 2005 we entered into a Reseller Agreement with Metals & Arsenic Removal Technology, Inc. ("MARTI") for a period of five years. The MARTI units are a portable water filtration product. The MARTI units will be provided on a consignment basis and EYI has been given network marketing rights to private label certain MARTI products for distribution to our customers.



ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Reseller Agreement dated May 11, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYI INDUSTRIES, INC.
Date: May 17, 2005

By: /s/ Dori O'Neill
Dori O'Neill
Chief Operating Officer